SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                          PULASKI FURNITURE CORPORATION
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

[Ridgeway Logo Here]   [Pulaski Furniture Corporation Logo]   [Accentrics Logo]




                               January 11, 1999


TO THE SHAREHOLDERS OF
PULASKI FURNITURE CORPORATION


Notice is hereby given that the annual meeting of shareholders of Pulaski Furniture Corporation will be held at the Roanoke Airport Marriott, 2801 Hershberger Road, N.W., Roanoke, Virginia, on Friday, February 12, 1999, at 10:00 a.m., for the following purposes:


(1) To elect three Class III Directors to serve until the 2002 annual meeting of shareholders; and


(2) To transact such other business as may properly come before the meeting or any adjournment thereof.


Only shareholders of record at the close of business on December 18, 1998, are entitled to notice of, to vote at, and to participate in, such meeting.


SHAREHOLDERS, WHETHER OR NOT THEY EXPECT TO ATTEND THE MEETING IN PERSON, ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES). THE PROXY MAY BE REVOKED BY DELIVERING ANOTHER PROXY OR BY WRITTEN NOTICE OF REVOCATION DELIVERED TO THE CORPORATION AT ANY TIME BEFORE THE PROXY IS EXERCISED.


                      By Order of The Board of Directors


                          IRA S. CRAWFORD, Secretary


YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING YOU MAY THEN WITHDRAW YOUR PROXY.

                         PULASKI FURNITURE CORPORATION


                                PROXY STATEMENT


                        ANNUAL MEETING OF SHAREHOLDERS


                               FEBRUARY 12, 1999


                              GENERAL INFORMATION


The solicitation of the enclosed proxy is made on behalf of the Board of Directors of Pulaski Furniture Corporation (the "Corporation"), to be used at the annual meeting of shareholders to be held at the Roanoke Airport Marriott, 2801 Hershberger Road, N.W., Roanoke, Virginia, on Friday, February 12, 1999, at 10:00 a.m., and at any adjournment thereof.


The mailing address of the principal executive offices of the Corporation is Pulaski Furniture Corporation, One Pulaski Square, Post Office Box 1371, Pulaski, Virginia 24301.


An annual report to shareholders, including financial statements for the fiscal year ended November 1, 1998, is enclosed with this proxy statement.


The cost of the solicitation of proxies will be borne by the Corporation. Solicitations will be made by the use of the mails, except that officers and other employees of the Corporation may make solicitations of proxies by telephone or telegraph or by personal calls. It is contemplated that brokerage houses and nominees will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by them, and the Corporation will reimburse them for their charges and expenses.


The Corporation has 10,000,000 authorized shares of common stock (the "Common Stock"), of which 2,894,597 shares were outstanding on December 18, 1998 (the "Record Date"). The Corporation has 1,000,000 authorized shares of preferred stock, of which no shares were outstanding on the Record Date. The Proxy
Statement is being mailed on or about January 11, 1999, to shareholders of record at the close of business on the Record Date. Only shareholders of record on the Record Date will be entitled to vote at the annual meeting. Each outstanding share of Common Stock will entitle the holder thereof to one vote at the annual meeting of shareholders. Shares represented by properly executed proxies delivered pursuant to this solicitation will be voted, as specified, at the meeting and any adjournment thereof.


                             ELECTION OF DIRECTORS


The Corporation's Board of Directors is divided into Classes I, II and III, with one Class being elected every year for a term of three years. At the 1999 annual meeting, three Directors are expected to be elected to Class III to hold office for a term of three years or until their respective successors are duly elected and qualified. It is the intention of the persons named in the enclosed proxy to vote such proxy for the election as Directors of the three nominees named below. If any such nominee should become unavailable, the Board of Directors expects to designate a substitute for whom the proxies in the enclosed form are to be voted or to reduce the size of the Board accordingly, in which case the proxies in the enclosed form will be voted for the remaining nominee(s). Each nominee named below has been recommended for election by the Board of Directors. Each Director has served continuously since the year he joined the Corporation's Board. Directors will be elected by a plurality of the votes cast. Abstentions and shares held in street name that are not voted in the election of Directors will not be included in determining the number of votes cast.

                                   NOMINEES



                                                                                       DIRECTOR
                                          PRINCIPAL OCCUPATION                      OF CORPORATION
                                          OR EMPLOYMENT DURING                       CONTINUOUSLY
         NAME                                LAST FIVE YEARS                            SINCE          AGE
---------------------   --------------------------------------------------------   ---------------   ------
                       CLASS III (TO SERVE UNTIL THE 2002 ANNUAL MEETING OF SHAREHOLDERS)

Harry J. G. van Beek    President, Klockner Capital Corporation (manufacturing          1996           64
                        company), Gordonsville, VA

Bernard C. Wampler*     Chairman and former Chief Executive Officer (1967-              1957           67
                        February 14, 1997) of Pulaski Furniture Corporation,
                        Pulaski, VA

Harry H. Warner         Financial Consultant, Lexington, VA                             1979           63

                         DIRECTORS CONTINUING TO SERVE



                                                                                            DIRECTOR
                                               PRINCIPAL OCCUPATION                      OF CORPORATION
                                               OR EMPLOYMENT DURING                       CONTINUOUSLY
           NAME                                   LAST FIVE YEARS                            SINCE          AGE
--------------------------   --------------------------------------------------------   ---------------   ------
                          CLASS I (TO SERVE UNTIL THE 2000 ANNUAL MEETING OF SHAREHOLDERS)

Hugh V. White, Jr.           Partner, Hunton & Williams (attorneys), Richmond, VA            1978           65

O. Kenton McCartney, III     President, Virginia Banking, Wachovia Bank, N.A.,               1998           55
                             (formerly Jefferson Bankshares/Jefferson National Bank)
                             (since 1997); former President and Chief Executive
                             Officer of Jefferson Bankshares/Jefferson National Bank
                             (since 1993), Charlottesville, VA

                          CLASS II (TO SERVE UNTIL THE 2001 ANNUAL MEETING OF SHAREHOLDERS)

Robert C. Greening, Jr.      Vice President, General Manager of Neiman Marcus                1998           39
                             Northbrook (retailer) (since 1994); former Vice
                             President, Divisional Merchandise Manager of Neiman
                             Marcus Northbrook (1991-1994), Northbrook, IL

John G. Wampler*             President and Chief Executive Officer of Pulaski                1989           40
                             Furniture Corporation (since February 14, 1997);
                             former Chief Operating Officer (1992-1997);
                             of Pulaski Furniture Corporation, Pulaski, VA

*John Wampler is Bernard C. Wampler's son.


Harry H. Warner is a director of Chesapeake Corporation and Allied Research Corp. John G. Wampler is a director of First American Federal Savings Bank. No other directorships are held by Directors of the Corporation in other companies registered under Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or registered as an investment company under the Investment Company Act of 1940.

The Board of Directors meets quarterly. During the last fiscal year, the Board held four regular meetings and three special meetings. No director attended fewer than 75% of the meetings of the Board and any committee on which he served.


The Board has an Audit Committee, a Compensation Committee and a Stock Incentive Plan Committee. There are no other standing committees of the Board. No member of any of these committees is an employee of the Corporation or any of its subsidiaries.


Messrs. McCartney, van Beek and Warner currently comprise the Audit Committee. The Audit Committee met twice during fiscal 1998. The Audit Committee reviews and approves various internal accounting functions of the Corporation. The Audit Committee also reviews the year-end audit performed by the Corporation's auditors and meets with those auditors and Corporation personnel to discuss audit procedures and policies.


Messrs. Greening, van Beek, Warner and White currently comprise the Compensation Committee. The Compensation Committee met once during fiscal 1998. The Compensation Committee, at the direction of the Board, undertakes studies and makes recommendations on matters of non stock-based executive compensation.


Messrs. Greening, van Beek and Warner currently comprise the Stock Incentive Plan Committee. The Stock Incentive Plan Committee met twice during fiscal 1998. The Stock Incentive Plan Committee administers the Corporation's Stock Incentive Plan.


Employee Directors of the Corporation are not paid for their service on the Board of Directors. Other Directors receive an annual retainer of $10,000 for Board service and an attendance fee of $1,000, plus travel expenses, for each Board or committee meeting attended. The Chairman of the Board of Directors receives an additional retainer of $10,000 per year for Board service and an additional attendance fee of $1,000 for his attendance at each Board meeting. In addition, pursuant to the Corporation's Stock Incentive Plan for Non-Employee Directors, each non-employee Director is entitled to receive 200 shares of Common Stock of the Corporation annually, as additional compensation for his service on the Board.


The Corporation has entered into a deferred compensation  agreement with Bernard
C. Wampler, Chairman of the Board and former Chief Executive Officer. The deferred compensation agreement provides that, beginning on the first day of the second month following the later of the month in which (a) Mr. Wampler attains the age of 65 or (b) Mr. Wampler's employment by the Corporation ceases (otherwise than from his voluntary resignation as Chief Executive Officer), the Corporation will pay Mr. Wampler, his designees or his estate $4,000 per month for a number of months equal to one-half of the number of months elapsed from May 1, 1956, to the later of the date Mr. Wampler attains the age of 65 or the date Mr. Wampler ceases to be employed by the Corporation. Mr. Wampler voluntarily resigned from his position as Chief Executive Officer of the Corporation in February of 1997. Payments have been made under the agreement since Mr. Wampler's retirement.


                             SECURITY OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth information as of December 18, 1998, as to the beneficial ownership, direct or indirect, of the Corporation's Common Stock by all Directors and nominees for Director, the executive officers named in the Summary Compensation Table, all Directors and officers as a group, and all persons known by the Corporation to own beneficially more than five percent of the Corporation's outstanding Common Stock:



                                    SOLE VOTING       SHARED VOTING                  AGGREGATE
                                  AND INVESTMENT     AND INVESTMENT                 PERCENTAGE
             NAME                    POWER (1)          POWER (2)        TOTAL         OWNED
------------------------------   ----------------   ----------------   ---------   ------------
Harry J. G. van Beek .........           600                --             600     *
Randolph V. Chrisley .........        37,379               387          37,766     1.3%
Ira S. Crawford ..............        34,438                --          34,438     1.2%

                                                     SOLE VOTING       SHARED VOTING                 AGGREGATE
                                                   AND INVESTMENT     AND INVESTMENT                 PERCENTAGE
                      NAME                            POWER (1)          POWER (2)        TOTAL        OWNED
-----------------------------------------------   ----------------   ----------------   ---------   -----------
Robert C. Greening, Jr. .......................            200                --             200           *
James H. Kelly ................................         48,329             1,414          49,743         1.7%
O. Kenton McCartney, III ......................            200                --             200           *
James W. Stout ................................         23,059                --          23,059           *
Bernard C. Wampler ............................         68,824             1,200          70,024         2.4%
John G. Wampler ...............................         62,583             3,246          65,829         2.3%
Harry H. Warner ...............................          5,042                --           5,042           *
Hugh V. White, Jr. ............................          4,000             3,400           7,400           *
All Directors and Officers as
 a group (14 persons) .........................        337,768            12,113         349,881        12.1%
David L. Babson and Company, Inc. (3) .........        240,200                --         240,200         8.3%
 One Memorial Drive
 Cambridge, MA 02142-1300
Dimensional Fund Advisors, Inc. (4) ...........        156,600                --         156,600         5.4%
 1299 Ocean Avenue
 Santa Monica, CA 90401
Franklin Resources, Inc. (5) ..................        272,000                --         272,000         9.4%
 777 Mariners Island Boulevard
 San Mateo, CA 94404

* Less than 1%


(1) Includes 30,000 shares that may be acquired within 60 days under the Corporation's stock incentive plans and shares held in various fiduciary capacities.

(2) Includes shares owned by relatives and in certain trust relationships. These shares may be deemed to be beneficially owned under Rules and Regulations of the Securities and Exchange Commission, but the inclusion of these shares does not constitute an admission of beneficial ownership.

(3) David L. Babson and Company Inc. ("Babson") is a registered investment adviser with the U.S. Securities and Exchange Commission that acts as an investment adviser to its clients. As of December 18, 1998, Babson was the beneficial owner of 240,200 shares of Common Stock of Pulaski Furniture Corporation. Babson is deemed a beneficial owner of securities, which it owns in client portfolios by virtue of the investment discretion exercised by Babson. Babson has investment discretion and sole voting authority with regard to all 240,200 shares of the Common Stock.

(4) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 156,600 shares of PULASKI FURNITURE CORPORATION stock as of December 31, 1997, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. The information contained herein with respect to Dimensional is based solely on a Schedule 13G filed by said company with the Securities and Exchange Commission, a copy of which was received by the Corporation on February 9, 1998.

(5) Franklin Resources, Inc., is an "Investment Adviser" based in California and organized in Delaware, and is the beneficial owner of 272,000 shares. The information contained herein with respect to Franklin Resources, Inc., is based solely on a Schedule 13G filed by said company with the Securities and Exchange Commission, a copy of which was received by the Corporation on February 14, 1997. The Schedule 13G stated that the acquisition of such shares was in the ordinary course of business and that such shares were not acquired for the purpose of and do not have the effect of changing or influencing the control of the Corporation and were not acquired in connection with or as a participant in any transaction having such purposes or effects.

                            EXECUTIVE COMPENSATION


The following table shows for the fiscal years ended November 1, 1998, November 2, 1997 and November 3, 1996, the total compensation of the Chief Executive Officer and each of the four next most highly compensated executive officers of the Corporation (the "Named Executive Officers"):


                          SUMMARY COMPENSATION TABLE



                                                                                        LONG TERM
                                                ANNUAL COMPENSATION                    COMPENSATION
                                         ---------------------------------   --------------------------------
                                                                                RESTRICTED        ALL OTHER
                                                                    OTHER      STOCK AWARDS      COMPENSATION
 NAME AND PRINCIPAL POSITION     YEAR     SALARY $     BONUS $     ($)(1)         ($)(2)            ($)(3)
-----------------------------   ------   ----------   ---------   --------   ----------------   -------------
John G. Wampler                 1998      206,000      100,000     10,047         335,400(4)       10,886
President and CEO               1997      200,000       15,000     11,304               0          10,251
                                1996      150,000       45,000      6,104         104,813           7,758

Randolph V. Chrisley            1998      115,360       40,376      6,127         139,750(4)        6,821
V.P., Sales                     1997      112,000       15,000      7,384               0           6,620
                                1996      105,000       31,500      5,384          32,250           6,433

James H. Kelly                  1998      115,360       40,376      6,127         139,750(4)        6,800
V.P., Product                   1997      112,000       15,000      7,384               0           6,599
Development                     1996      105,000       31,500      5,384          32,250           6,412

Ira S. Crawford                 1998      103,000       36,050      6,127         139,750(4)        6,433
V.P., Administration,           1997      100,000       15,000      7,384               0           6,082
Secretary                       1996       93,000       27,900      5,384          32,250           5,884

James W. Stout                  1998      103,000       36,050          0         139,750(4)        5,833
V.P., Manufacturing             1997      100,000       15,000          0               0           5,589
                                1996       80,743            0          0               0           3,958

(1) "Other" Annual Compensation for 1998 represents the Corporation's payment of income taxes related to issuance of stock pursuant to the 1994 Stock Incentive Plan on behalf of each of the Named Executive Officers: Mr. John G. Wampler, $10,047; Mr. Chrisley, $6,127; Mr. Kelly, $6,127; Mr. Crawford, $6,127; Mr.
Stout, $0.


(2) The Corporation awarded an aggregate of 48,100 shares of Restricted Stock in 1998, no shares in 1997, and 24,500 shares in 1996. Restricted Stock vests in 20% increments over a five-year period. Dividends will be paid to the individuals on the Restricted Stock.


(3) "All Other Compensation" for 1998 includes the following: (a) the Corporation's premium payments on life insurance policies for each of the Named Executive Officers: Mr. John G. Wampler, $1,020; Mr. Chrisley, $1,296; Mr.
Kelly, $1,275; Mr. Crawford, $1,334; and Mr. Stout, $900; and (b) the Corporation's 60% matching contribution under the Corporation's Salaried Employee's Stock Purchase Plan: Mr. John G. Wampler, $9,866; Mr. Chrisley, $5,525; Mr. Kelly, $5,525; Mr. Crawford, $5,099; and Mr. Stout, $4,933.


(4) The aggregate number of shares of Restricted Stock held by the Named Executive Officers as of November 1, 1998, and the value of such shares were as follows: Mr. John G. Wampler, 29,250, $555,506; Mr. Chrisley, 14,750, $272,781;
Mr. Kelly, 14,750,  $272,781; Mr. Crawford,  14,750, $272,781; Mr. Stout, 6,500,
$139,750. Dividends will be paid to the individuals on the Restricted Stock.

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE


The following table sets forth information with respect to the Named Executive Officers concerning their exercise of options and SARs during 1998, and unexercised options and SARs held by them on November 1, 1998.


                      AGGREGATED OPTION/SAR EXERCISES IN
                          LAST FISCAL YEAR AND FY-END
                               OPTIONS/SAR VALUE

                                                                     NUMBER OF              VALUE OF
                                                               SECURITIES UNDERLYING       UNEXERCISED
                                                                    UNEXERCISED           IN-THE-MONEY
                                                                  OPTIONS/SARS AT        OPTIONS/SARS AT
                                                                     FY-END (#)          FY-END ($) (1)
                          SHARES ACQUIRED         VALUE             EXERCISABLE/          EXERCISABLE/
         NAME             ON EXERCISE (#)     REALIZED ($)         UNEXERCISABLE          UNEXERCISABLE
----------------------   -----------------   --------------   -----------------------   ----------------
John G. Wampler                2,500             31,725                7,500E                37,188E
Randolph V. Chrisley           5,000             73,400                5,000E                20,313E
Ira S. Crawford                2,500             31,725                5,000E                20,313E
James H. Kelly                 2,500             31,725                7,500E                37,188E
James W. Stout                   -0-                -0-                  -0-                    -0-

(1) The value of unexercised in-the-money options/SAR's represents the positive spread between the October 30, 1998, closing price of the Corporation's Common Stock and the exercise price of any unexercised options/SAR's.


                              RETIREMENT BENEFITS


The following table illustrates the estimated aggregate annual retirement benefits payable under the Corporation's funded retirement plan to covered participants (including the Named Executive Officers) retiring at age 65, determined as of November 1, 1998, to persons with specified earnings and years of benefit service.


                              PENSION PLAN TABLE



                         ESTIMATED ANNUAL RETIREMENT BENEFIT AT 65
                                        UNDER PLAN
                                 YEARS OF CREDITED SERVICE
                     -------------------------------------------------
   FINAL AVERAGE
     EARNINGS
------------------       10           15           20           25           30           35           40
$50,000 ..........    $ 2,870      $ 4,305      $ 5,739      $ 7,174      $ 8,609      $ 8,609      $ 8,609
$100,000 .........      7,036       10,555       14,073       17,591       21,109       21,109       21,586
$150,000 .........     11,203       16,805       22,406       28,008       33,609       33,609       35,530
$200,000 .........     11,823       18,959       26,094       33,230       40,365       41,732       47,941
$250,000 .........     13,455       22,637       31,819       41,001       50,182       53,596       60,219
$300,000 .........     14,428       25,656       36,885       48,113       59,341       64,800       72,498
$350,000 .........     14,428       27,703       40,977       54,252       67,527       75,032       84,776

The above amounts are stated as payments in the form of straight-life annuity. The amounts are subject to a reduction for social security benefits and deferred compensation arrangements. Final Average Earnings are defined as the average of the highest five consecutive years' salary and bonus. The years of credited service for John G. Wampler, Ira S. Crawford, Randolph V. Chrisley, James H. Kelly and James W. Stout as of November 1, 1998, were 18, 21, 29, 30 and 26, respectively.


SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Corporation adopted a nonqualified and unfunded supplemental executive retirement plan to provide key management employees, designated by the Board of Directors, a benefit of 70% of the average of the employee's highest five consecutive years' compensation offset by the employee's benefits entitlement under other pension plans, social security and deferred compensation plans with the Corporation. It is anticipated that all of the Named Executive Officers of the Corporation will participate in the supplemental executive retirement plan and that, except upon approval by the Board of Directors, receipt of benefits under the plan will be conditioned upon employment with the Corporation until at least age 65.

                     REPORT OF THE COMPENSATION COMMITTEE
                    AND THE STOCK INCENTIVE PLAN COMMITTEE


The members of each of the Compensation Committee and the Stock Incentive Plan Committee are all non-employee directors of the Corporation. The Compensation Committee administers the non stock-based components of the Corporation's executive compensation program which consist of two elements: base salary and cash-based incentive compensation. The Stock Incentive Plan Committee administers the Corporation's Stock Incentive Plan, from which the stock-based incentive compensation is derived. The overall objectives of the Corporation's executive compensation program are:


o to provide a total compensation package that will enable the Corporation to attract and retain qualified executives;


o to reward executives for achieving  corporate and personal  performance goals;
  and


o to  align  executives'   financial   interests  with  the  interests  of  the
  Corporation's shareholders by encouraging executive stock ownership.


BASE SALARY


The Compensation Committee recommends for Board consideration base salaries based on (i) an evaluation of each executive's contributions to the achievement of corporate performance goals; (ii) each executive's time in service and level of responsibility; and (iii) the inflation rate.


CASH-BASED INCENTIVE COMPENSATION


The Compensation Committee awards annual cash-based incentive compensation to executive officers pursuant to the Corporation's Production Bonus Plan, Administrative Bonus Plan and the Bonus Plan for the Chief Executive Officer of the Corporation.


The Production Bonus Plan provides that key production personnel of the Corporation may earn cash bonuses equal to a percentage of annual base salary (not to exceed 35%) based upon the Corporation's earnings performance, the attainment of certain plant production variances and the achievement of personal performance objectives established by the Chief Executive Officer.


The Administrative Bonus Plan provides that key administrative personnel of the Corporation, including executive officers, may earn cash bonuses equal to a percentage of annual base salary (not to exceed 35%) based upon the Corporation's earnings performance and the achievement of personal performance objectives established by the Chief Executive Officer.


The Bonus Plan for the Chief Executive Officer of the Corporation provides that the Chief Executive Officer may earn a cash bonus equal to a percentage of annual base salary (not to exceed 50%) based on the Corporation's earnings performance and the Chief Executive Officer's achievement of personal performance objectives. For the fiscal year 1998, the Compensation Committee recommended that Mr. John G. Wampler be awarded a bonus of $100,000 under this Plan. This award represents the Compensation Committee's evaluation of Mr. Wampler's contribution to the Corporation's performance during 1998. The bonus award reflects the Compensation Committee's view that the Chief Executive Officer's performance during the year has been excellent, with concentration on marketing, pricing and operations, as well as facing challenges in the import division.


STOCK-BASED INCENTIVE COMPENSATION


The Stock  Incentive Plan Committee  awards the executive  officers  stock-based incentive compensation pursuant to the Corporation's November, 1994 Stock Incentive Plan (the "Stock Plan"). Under the Stock Plan the Stock Incentive Plan Committee made Incentive Awards to the executive officers of the Corporation whereby such officers could receive awards of Restricted Stock if the Corporation achieved certain levels of earnings per share in fiscal 1998. Based upon the earnings for fiscal 1998, Mr. John G. Wampler received 15,600 shares under the plan, and

Messrs. Chrisley, Crawford, Kelly, and Stout each received 6,500 shares.



COMPENSATION COMMITTEE          STOCK INCENTIVE PLAN COMMITTEE
Harry J.G. van Beek             Harry J.G. van Beek
Robert C. Greening, Jr.         Robert C. Greening, Jr.
Harry H. Warner                 Harry H. Warner
Hugh V. White, Jr., Chairman


                     COMPENSATION COMMITTEE INTERLOCKS AND
                             INSIDER PARTICIPATION


Hugh V. White, Jr., is a partner in the law firm of Hunton & Williams, counsel to the Corporation, and chairman of the Compensation Committee of the Board of Directors of the Corporation. The amount of fees paid by the Corporation to Hunton & Williams during the Corporation's 1998 fiscal year was less than one percent of the gross revenues of Hunton & Williams for the firm's most recent fiscal year.

                            STOCK PERFORMANCE GRAPH


The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to Pulaski Furniture Corporation's shareholders during the five-year period ended November 1, 1998, as compared with the NASDAQ Non-financial Index and the Media-General Industry Peer Group Index.

                                    [GRAPH]

                                                                Media-General
           Pulaski Furniture     NASDAQ/Non-financial index     Industry Peers
10-93            $ 100                      $ 100                   $ 100
10-94              111                        106                      82
10-95               97                        126                      90
10-96               96                        148                     111
10-97              120                        194                     159
10-98              137                        219                     164

* Total return assumes reinvestment of dividends.


** Assumes $100 invested October 31, 1993.

The industry peer group is comprised of the following 11 companies whose primary business is the manufacture of wood household furniture: Bassett Furniture, Bush Industries, Chromcraft Revington, DMI Furniture, Ethan Allen Interiors, Furniture Brands International, Insilco Holding Co., Ladd Furniture, Meadowcraft Inc., O'Sullivan Industries and Stanley Furniture.


               INFORMATION CONCERNING THE CORPORATION'S AUDITORS


The Corporation's financial statements for the 1998 fiscal year were examined by Ernst & Young LLP. The Board of Directors of the Corporation has elected to have Ernst & Young LLP continue as the independent auditors of the financial statements of the Corporation for the 1999 fiscal year. A representative of Ernst & Young LLP will be present at the annual meeting of shareholders, will have an opportunity to make a statement, and will be available to answer appropriate questions.


                        MATTERS TO BE PRESENTED AT THE
                      2000 ANNUAL MEETING OF SHAREHOLDERS


Any shareholder wishing to make a proposal to be acted upon at the annual meeting of shareholders in 2000 must present such proposal in writing to the Corporation at its principal executive office in Pulaski, Virginia, no later than September 8, 1999.


                                 OTHER MATTERS


The Corporation's Annual Report on Form 10-K filed with the Securities and Exchange Commission is available to shareholders, without charge, upon request to the Secretary of the Corporation, P.O. Box 1371, Pulaski, Virginia 24301.


As of the date of this proxy statement, management of the Corporation knows of no business that will be presented for consideration at the meeting other than that stated in the notice of the meeting. As to other business, if any, and matters incident to the conduct of the meeting that may properly come before the meeting, it is intended that the proxies in the accompanying form will be voted in respect thereof in accordance with the best judgment of the person or persons voting the proxies.


Shareholders, whether or not they expect to attend the meeting in person, are requested to date and sign the enclosed proxy and return it to the Corporation. Please sign exactly as your name appears on the accompanying proxy. The proxy is revocable at any time before it is exercised at the meeting.


                                      IRA S. CRAWFORD
                                      Secretary


January 11, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    NOTICE

                                      OF
                                ANNUAL MEETING
                                      OF
                                 SHAREHOLDERS
                                      AND
                                PROXY STATEMENT









                    -------------------------------------
                                     TIME:
                           Friday, February 12, 1999
                                 at 10:00 a.m.


                                    PLACE:
                           Roanoke Airport Marriott
                               Roanoke, Virginia







                     -------------------------------------

                      [PULASKI FURNITURE CORPORATION LOGO]



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[PULASKI
FURNITURE
CORPORATION
LOGO]   PULASKI FURNITURE CORPORATION             PULASKI, VIRGINIA 24301
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints John G. Wampler, Hugh V. White, Jr., and Robert C. Greening, Jr. and each of them as proxies (and if the undersigned is a proxy, as substitute proxies), each with the power to appoint his substitute, and hereby authorizes each of them to vote as designated below all the shares of Common Stock of Pulaski Furniture Corporation held of record by the undersigned on December 18, 1998 at the annual meeting of shareholders to be held on February 12, 1999 or any adjournment thereof.


1. ELECTION OF DIRECTORS for the terms specified in the Proxy Statement.


     [ ] FOR all nominees listed below             [ ] WITHHOLD AUTHORITY to vote
      (EXCEPT AS MARKED TO THE CONTRARY BELOW)     for all nominees listed below

          Bernard C. Wampler, Harry J.G. van Beek, and Harry H. Warner

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE
                   THAT NOMINEE'S NAME IN THE SPACE BELOW.)



             ----------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
                                    BY THE
      UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                             VOTED FOR PROPOSAL 1.


     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or agent, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                         -------------------------------------
                                         Signature



                                         -------------------------------------
                                         Signature



                                         Date --------------------------, 1999


PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                    ENVELOPE